                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Halozyme Therapeutics, Inc. (the "Registrant") on Form 10-QSB for the Quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David A. Ramsay, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 13, 2005                             /s/ David A. Ramsay
                                                --------------------------------
                                                David A. Ramsay
                                                Chief Financial Officer